Exhibit 99.2

DPW Holdings, Inc Investor Presentation December 2019 SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (sometimes referred to as "DPW") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A.Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "2018 Annual Report") and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission's website (www.sec.gov).Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2018 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are based entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. Overview of our company model and pursuit of activism Venture Capital Activism Private Equity COMPANY OVERVIEW Holding Company Model Policy of Activism Identify under valued companies using a methodology for valuing stocks that primarily looks for deeply depressed prices and become actively involved in those companies-Influence the management of a target to improve shareholder value -Acquire a controlling interest or outright ownership in order to implement changes required to improve the business -Focus on operations and expanding the businesses -Provides the structure to raise, allocate, deploy and manage significant permanent capital -Provides the wherewithal to purchase companies we believe we can operate more effectively than incumbent management -Enable management teams to execute strategic plans successfully Confidential and Proprietary -DPW Holdings, Inc. 3 Breakdown of DPW Holdings, Inc. DPW Holdings, Inc. Coolisys (CEO Amos Kohn) Digital Power Corporation Power-Plus Technical Distrib. Gresham Worldwide (CEO JR Read) Microphase Corporation Gresham Power Electronics Enertec Systems 2001 Ltd. DPW Financial Group Digital Power Lending I.AM Hospitality Digital Farms COMPANY OVERVIEW Why DPW Holdings, Inc: We are a diversified holding company acquiring undervalued assets and disruptive technologies with a global impact Who We Are: oMilton "Todd" Ault III -Chairman and CEO oWilliam Horne -CFO oHenry Nisser-EVP and General Counsel oDarren Magot-Head of Operations oKen Cragun -Chief Accounting Officer oDavid Katzoff-Senior VP of Finance oJoe Spaziano-CTO 4 What It Is: DPW is a holding company managed by a team of seasoned Wall Street professionals with over 75 years of cumulative experience in Private Equity, Venture Capital and Activism Defense Power Solutions Financial Services Blockchain An overview of current holdings and strategic goals COMPANY OVERVIEW Hospitality Category: Ultra-reliable technology solutions for defense, medical and telecom Strategy: Raise capital to execute on significant backlog. Moving forward with previously announced plans to seek access to public markets. Companies: Category: Power electronics products Strategy: Continue providing value added solutions and expand distribution capabilities for power supplies and power related electronics. Companies: Category: Licensed California Finance Lender Strategy: DPW Filed $50M Reg A+ note offering to fund lending activity. Expand MonthlyInterest.com. Pursue planned financial services acquisition. Companies/Initiatives: Category: Restaurants Strategy: Restaurant acquisitions in the pipeline. Expand Prep Kitchen brand. Exploring expansion into Cloud Kitchen concept. Companies/Brands: Category: Data centers and blockchain mining Strategy: Acquiring data center and moving forward with announced spin-off via distribution of shares to DPW's stockholders Companies: 5 Biotech Healthcare Advanced Textiles An overview of strategic investments COMPANY OVERVIEW Real Estate Category: Developing two treatments for Alzheimer's Background: Alzheimer's Disease is the 6thleading cause of the death in the U. S. Alzamend Neuro is dedicated to researching, developing, and commercializing treatment for Alzheimer's and bringing two patented therapeutics into the clinical and commercialization stages. Company: Category: Medical products for bodily fluid analysis Background: Innovative technology and healthcare tools bringing the point of care closer to the patient related to bodily fluid analyses including blood analysis and male fertility testing. Company: Category: Revolutionary technology for Textiles Background: Advanced textile processing using Multiplexed Laser Surface Enhancement. Treats textiles in a cost effective and environmentally sustainable manner. Impact: 99% less energy consumed, 95% reduced chemical usage and 75% less water consumption. Company: Category: Luxury Hotel development in NYC Background: Development of a 5-Star ultra luxury hotel operated by a group who are very well known and successful in the real estate and hospitality business. Located in the in the charming and highly sought-after, landmarked Northern TriBeCa district. Company: 456 LUXHOTEL6 An overview of financial highlights FINANCIAL HIGHLIGHTS Current backlog of $70.7 million, including $46.0 million in related party backlog (related-party backlog is delinquent in the production schedule) $47.4 million in assets Current liabilities reduced by $5.6 million or 18% from year-end 2018, excluding the $741,433 operating lease liability related to the new lease accounting rules implemented in 2019 Interest expense for Q3 2019 saw a reduction of $1.1 million from the prior-year quarter 9-months 2019 gross profit up 7% from prior year period Financial Highlights 2016 2017 2018 2019E $7.1M $10.2M $27.2M $30.0M Annual Revenue Trend7 Strategic Investments Hospitality Gresham Worldwide Blockchain Technology Financial Services Strategy: Filed $50 million Reg A+ note offering Expand MonthlyInterest.com Planned Financial Services acquisition Category: Fintech and Financial Services Strategy: Plans for acquiring data center and announced spin-off on hold due to uncertainties regarding crypto currency market volatility Category: Data centers and cryptocurrency mining Strategy: Restaurant acquisitions in the pipeline Category: Restaurants Strategy: Moving forward with previously announced plans seek access to public markets Category: Ultra-reliable power and wireless communication applications for defense, medical and telecom Strategy: Intend to provide additional funding to portfolio companies as needed Category: Biotech, advanced textile technology, hospitality Recap of current holdings and strategy FINANCIAL HIGHLIGHTS 8 First 9 months of 2019 focused on debt reduction Exiting 2019 -with lower debt load and improved bottom-line results First 9 months of 2019 results reflected challenges with working capital issues 1.Executing on significant backlog with expected capital infusion 2.Targeting accretive acquisitions with significant top-line contribution 3.Improving cash flow and bottom-line results from lower debt service load 4.Expand offerings on MonthlyInterest.com 5.Rebranded our defense business as Gresham Worldwide with plans to seek access to public markets 6. Projecting revenue of $30-35 million for 2020 Catalysts for Growth and Improved Bottom-Line Results Overview of future goals and outlook FUTURE OUTLOOK Thank you! Comments/Questions? September 2019